Exhibit 99.Section 19(a)

EXHIBIT 3: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: December 30, 2016

Distribution Amount Per Common Share:	$0.1167

The following table sets forth the estimated amounts of the current distribution, paid December 30, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0591	51%	$0.1767	50%
Net Realized ST Cap Gains	$0.0576	49%	$0.1734	50%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1167	100%	$0.3501	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through November 30, 2016(2)	-10.65%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2016	9.80%
Cumulative total return at NAV for the fiscal year, through November 30, 2016(3)	-9.56%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2016(1)	2.45%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$143,422,501, of which $152,428,462 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)   The Fund’s current fiscal year began on October 1, 2016.

(2)   Inception date was June 26, 2015, which is the date of the initial public offering.

(3)   Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through November 30, 2016.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02HPSA        002CSN75F4

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: January 31, 2017

Distribution Amount Per Common Share:        $0.1167

The following table sets forth the estimated amounts of the current distribution, paid January 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.1767	38%
Net Realized ST Cap Gains	$0.0806	69%	$0.2540	54%
Net Realized LT Cap Gains	$0.0083	7%	$0.0083	2%
Return of Capital or Other Capital Source	$0.0278	24%	$0.0278	6%
TOTAL (per common share):	$0.1167	100%	$0.4668	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through December 31, 2016(2)	-9.46%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2016	9.79%
Cumulative total return at NAV for the fiscal year, through December 31, 2016(3)	-8.61%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2016(1)	3.26%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$139,243,586, of which $150,889,711 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through December 31, 2016.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02IBVA     002CSN77A9

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: February 28, 2017

Distribution Amount Per Common Share:             $0.1167

The following table sets forth the estimated amounts of the current distribution, paid February 28, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0109	9%	$0.1876	32%
Net Realized ST Cap Gains	$0.0887	76%	$0.3427	59%
Net Realized LT Cap Gains	$0.0171	15%	$0.0254	4%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0278	5%
TOTAL (per common share):	$0.1167	100%	$0.5835	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through January 31, 2017(2)	-7.29%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2017	9.59%
Cumulative total return at NAV for the fiscal year, through January 31, 2017(3)	-5.91%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2017(1)	3.99%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$100,010,525, of which $113,274,609 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through January 31, 2017.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02J9UB      002CSN7A5D

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: March 31, 2017

Distribution Amount Per Common Share:            $0.1167

The following table sets forth the estimated amounts of the current distribution, paid March 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0241	21%	$0.2117	30%
Net Realized ST Cap Gains	$0.0896	77%	$0.4323	62%
Net Realized LT Cap Gains	$0.0000	0%	$0.0254	4%
Return of Capital or Other Capital Source	$0.0030	2%	$0.0308	4%
TOTAL (per common share):	$0.1167	100%	$0.7002	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through February 28, 2017(2)	-3.11%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2017	9.03%
Cumulative total return at NAV for the fiscal year, through February 28, 2017(3)	0.69%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 28, 2017(1)	4.51%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$102,214,869, of which $118,068,383 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through February 28, 2017.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02KP3B       002CSN7CAF

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: April 28, 2017

Distribution Amount Per Common Share:           $0.1167

The following table sets forth the estimated amounts of the current distribution, paid April 28, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2117	26%
Net Realized ST Cap Gains	$0.0000	0%	$0 .4323	53%
Net Realized LT Cap Gains	$0.0000	0%	$0.0254	3%
Return of Capital or Other Capital Source	$0.1167	100%	$0.1475	18%
TOTAL (per common share):	$0.1167	100%	$0.8169	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through March 31, 2017(2)	-3.12%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2017	9.13%
Cumulative total return at NAV for the fiscal year, through March 31, 2017(3)	0.39%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2017(1)	5.33%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$101,399,056, of which $116,903,099 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through March 31, 2017.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02LSAA        002CSN7EA5

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:   May 31, 2017

Distribution Amount Per Common Share:            $0.1167

The following table sets forth the estimated amounts of the current distribution, paid May 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date(1)	Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2117	23%
Net Realized ST Cap Gains	$0.0777	67%	$0.5100	54%
Net Realized LT Cap Gains	$0.0390	33%	$0.0644	7%
Return of Capital or Other Capital Source	$0.0000	0%	$0.1475	16%
TOTAL (per common share):	$0.1167	100%	$0.9336	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through April 30, 2017(2)	-2.39%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2017	9.10%
Cumulative total return at NAV for the fiscal year, through April 30, 2017(3)	1.53%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2017(1)	6.07%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$95,580,333, of which $115,123,147 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)  The Fund’s current fiscal year began on October 1, 2016.

(2)  Inception date was June 26, 2015, which is the date of the initial public offering.

(3)  Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through April 30, 2017.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02MKIC        002CSN7FF3